UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 14, 2022

RICEBRAN TECHNOLOGIES
(Exact Name of registrant as specified in its charter)

California
(State or other jurisdiction of incorporation)

0-32565		87-0673375
(Commission File Number)		(IRS Employer Identification No.)

25420 Kuykendahl Rd., Suite B300 Tomball, TX		77375
(Address of principal executive offices)		(Zip Code)

(281) 675-2421
Registrant’s telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, no par value per share	RIBT	The NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

RiceBran Technologies’ (“RBT”) Annual Meeting of Shareholders was held on July 14, 2022. At the Annual Meeting, the shareholders voted on the following proposals and cast their votes as described below.

1.	Election of five (5) members of the board of directors:

	Votes For	Votes Withheld	Broker Non-Votes
Peter G. Bradley	21,136,607	552,974	12,319,464
Brent D. Rosenthal	20,502,213	1,187,368	12,319,464
Will T. Black	21,118,633	570,948	12,319,464
David I. Chemerow	20,949,485	740,096	12,319,464
Jean M. Heggie	21,228,009	461,572	12,319,464

Each director nominee was elected a director of RBT.

2.
Approval of amendments to RBT’s articles of incorporation that would effect a reverse stock split, pursuant to which either five, ten, fifteen, twenty, or twenty-five outstanding shares of our common stock would be combined into one share of such stock, and to authorize our board of directors, at its discretion, to select and file one such amendment which would affect the reverse stock split at one of these five reverse split ratios on or before July 14, 2023, if deemed appropriate.

Votes For	Votes Against	Abstained	Broker Non-Votes
30,217,442	3,713,184	237,587	0

This proposal was approved.

3.	Approval of an amendment to RBT’s Amended and Restated 2014 Equity Incentive Plan to increase by 6,000,000 shares the number of shares of our common stock authorized for issuance thereunder.

Votes For	Votes Against	Abstained	Broker Non-Votes
16,952,686	3,775,164	961,731	12,319,464

This proposal was approved.

4.	Approval, on a nonbinding advisory basis, of the compensation of RBT’s named executive officers:

Votes For	Votes Against	Abstained	Broker Non-Votes
17,337,713	2,522,150	1,829,718	12,319,464

This proposal was approved.

5.	Ratification of appointment of RSM US LLP as RBT’s independent registered public accounting firm for the year ending December 31, 2022:

Votes For	Votes Against	Abstained	Broker Non-Votes
33,703,563	266,617	198,035	0

This proposal was approved.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RICEBRAN TECHNOLOGIES

Date: July 20, 2022	By:	/s/ Todd T. Mitchell
Todd T. Mitchell
Chief Financial Officer
(Duly Authorized Officer)